December 9, 2009

DREYFUS AMT-FREE MUNICIPAL BOND FUND

Supplement to Prospectus dated December 15, 2008

The following information supersedes any
contrary information contained in the section of the fund’s
Prospectus entitled “MANAGEMENT-Investment Adviser”

The fund is co-managed by James Welch and Steven Harvey. Mr. Welch and Mr. Harvey have been primary portfolio managers of the fund since October 2009 and December 2009, respectively. Mr. Welch also is the primary portfolio manager for a number of national and state specific municipal bond funds managed by Dreyfus. Mr. Welch has been employed by Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, since April 2009, and by Dreyfus since 2001. Mr. Harvey is a senior portfolio manager for tax sensitive strategies at Standish, and manages tax-sensitive portfolios for institutional, insurance, mutual fund, and high-net-worth clients. Mr. Harvey has been employed by Standish since 2000 and by Dreyfus since April 2009.